                                                                  Exhibit 10.1.2

                    AMENDMENT NO. 2 dated as of June 8, 2001 (this "Amendment"), to the CREDIT AGREEMENT dated as of August 5, 1999, as amended and restated as of June 30, 2000, and as amended by Amendment No. 1 dated as of March 13, 2001 (the "Credit Agreement"), among CHIPPAC INTERNATIONAL COMPANY LIMITED, a British Virgin Islands company (the "Company"), CHIPPAC, INC., a Delaware corporation ("ChipPAC"), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent"), as sole lead arranger (in such capacity, the "Sole Lead Arranger") and as collateral agent (in such capacity, the "Collateral Agent") for the Administrative Agent and the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Company.

     B. ChipPAC and the Company have requested that the Credit Agreement be amended as provided herein. The Required Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) The definition of the term "Consolidated Total Debt" is hereby amended by inserting at the end of the definition the words "; and provided
                                                                        --------
     further that, except for purposes of determining the Applicable Leverage
     -------
     Ratio at any time, the term "Consolidated Total Debt" shall exclude any Indebtedness in respect of the Convertible Subordinated Notes".

          (b) The definition of the term "Local Lines of Credit" is hereby amended by deleting the number $25,000,000 in clause (a) thereof and substituting therefor the number $40,000,000.

          (c) The definition of the term "Restricted Payment" is hereby amended by inserting immediately prior to the period at the end thereof the words "or Convertible Subordinated Notes."

          (d) The definition of the term "Subordinated Debt" is hereby amended by (i) deleting the word "and" at the end of clause (i) thereof and substituting a comma therefor and (ii) deleting the period at the end of clause (ii) thereof and substituting therefor the words "and the Tack-On Bonds."

          (e) The definition of the term "Subordinated Debt Documents" is hereby amended by inserting the words "and in connection with the issuance of the Tack-On Bonds" immediately after the words "Closing Date".

          (f) The following definitions are hereby inserted in the appropriate alphabetical order therein:

               ""Convertible Subordinated Notes" means the convertible
                 ------------------------------
          subordinated notes due 2011, to be issued by ChipPAC in an aggregate principal amount not less than $50,000,000 nor more than $100,000,000, and to have substantially the terms provided for in the indenture to be dated on or about June 15, 2001, between ChipPAC and Firstar Bank, N.A., or as may be amended from time to time with additional or revised terms that are no more adverse to the Lenders or the Loan Parties than the terms provided for in the indenture dated on or about June 15, 2001 between ChipPAC and Firstar Bank, N.A., a copy of which has been made available to the Administrative Agent."

               ""Convertible Subordinated Notes Documents" means the indenture
                 ----------------------------------------
          and the other documentation pursuant to which the Convertible Subordinated Notes are issued, in the form delivered to the Administrative Agent on or prior to the issue date of the Convertible Subordinated Notes, and, as such documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.11A."

               ""Tack-On Bonds" means the Company's senior subordinated notes
                 -------------
          due 2009, in an aggregate principal amount of $15,000,000 to be issued initially to Citicorp Mezzanine Fund, L.P., or an affiliate thereof, with terms identical to the Company's outstanding Subordinated Debt."

     SECTION 2. Amendment to Section 7. Section 7 of the Credit Agreement is hereby amended as follows:

          (a) Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the number $20,000,000 at the end of clause (v) thereof and substituting therefor the number $30,000,000, (ii) deleting the word "and" at the end of clause (xii) thereof, (iii) redesignating the thirteenth clause thereof as "(xiii)" and deleting the period at the end of such clause and substituting therefor the word "; and" and (iv) adding at the end thereof the following:

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                                                                               3

               "(xiv) ChipPAC may become and remain liable with respect to Indebtedness evidenced by the Convertible Subordinated Notes."

          (b) Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (xi) thereof, (ii) deleting the period at the end of clause (xii) thereof and substituting therefor the word "; and" and (iii) adding at the end thereof the following:

               "(xiii) ChipPAC may make regularly scheduled payments of principal and interest in respect of the Convertible Subordinated Notes in accordance with the terms of, and subject to the subordination provisions contained in, the Convertible Subordinated Notes Documents."

          (c) Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:


                 -----------------------------------------------------------------------------
                            Period During Which                           Minimum Interest
                          Calculation Period Ends                          Coverage Ratio
                 -----------------------------------------------------------------------------
                   December 31, 2000 through June 30, 2001                      2.25:1.0
                 -----------------------------------------------------------------------------
                     September 30, 2001 - March 31, 2002                        1.60:1.0
                 -----------------------------------------------------------------------------
                               June 30, 2002                                    1.75:1.0
                 -----------------------------------------------------------------------------
                     September 30, 2002 - December 31, 2002                     1.85:1.0
                 -----------------------------------------------------------------------------
                                Thereafter                                      2.50:1.0
                 -----------------------------------------------------------------------------


               (d) Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:


                 -----------------------------------------------------------------------------
                          Period During Which                           Maximum Leverage
                        Calculation Period Ends                          Coverage Ratio
                 -----------------------------------------------------------------------------
                     March 31, 2001 through June 30, 2001                       4.00:1.0
                 -----------------------------------------------------------------------------
                   September 30, 2001 through June 30, 2002                     5.00:1.0
                 -----------------------------------------------------------------------------
                    September 30, 2002 - December 31, 2002                      4.50:1.0
                 -----------------------------------------------------------------------------
                  March 31, 2003 through September 30, 2003                     3.00:1.0
                 -----------------------------------------------------------------------------

                 -----------------------------------------------------------------------------
                                Thereafter                                      2.50:1.0
                 -----------------------------------------------------------------------------



               (e) Subsection 7.6C of the Credit Agreement is hereby amended by replacing the Maximum Consolidated Capital Expenditures Amount set forth therein for each of Fiscal Year 2001 and Fiscal Year 2002 with the amounts $50,000,000 and $70,000,000, respectively.

               (f) Subsection 7.6 of the Credit Agreement is hereby amended by adding at the end thereof the following:

                         "F. Maximum Senior Leverage Ratio.  The ratio of (i)(x)
               Consolidated Total Debt minus (y) to the extent included therein, the aggregate principal amount of Subordinated Debt and Convertible Subordinated Notes, in each case as of September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002, September
               30, 2002 and December 31, 2002, to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date shall not exceed 2.50 to 1.0."

               (g) Subsection 7.11B of the Credit Agreement is hereby amended by inserting the words "or Convertible Subordinated Notes" immediately after the words "Subordinated Debt" in each of the first, second, third and fifth instance in which such words appear in such subsection.

     SECTION 3. Amendment to Section 8. Subsection 8.11 of the Credit Agreement is hereby amended by inserting the words "or the Convertible Subordinated Notes Documents" immediately after the words "Subordinated Debt Documents" therein.

     SECTION 4. Compliance Not Required. The Company and ChipPAC shall not be required to comply with the provisions of Subsection 7.6D of the Credit Agreement for each Calculation Period ending during the period commencing on and including September 30, 2001 and ending on and including December 31, 2002.

     SECTION 5. Agreement. The Company and ChipPAC hereby agree that, within one Business Day of the receipt of the proceeds of the Convertible Subordinated Notes and/or the Tack-On Bonds (net of any payment of underwriting discounts, commissions and other costs and expenses associated therewith (including legal costs and expenses)) (the "Net Cash Note Proceeds"), the Company shall (a) prepay outstanding Revolving Loans and/or Swing Line Loans (without reducing the Revolving Loan Commitments thereby) by an amount equal to 33-1/3% of such Net Cash Note Proceeds (provided that if such amount of the Net Cash Note Proceeds exceeds the amount of outstanding Revolving Loans and/or Swing Line Loans, such excess shall be retained by the Company), and (b) prepay outstanding Term Loans by an amount equal to 66-2/3% of such Net Cash Note Proceeds. The amount allocable to the prepayment of Term Loans pursuant to the preceding sentence shall be allocated among the outstanding Term Loans and applied against the remaining scheduled principal payments in respect of the outstanding Terms Loans, all as provided in Subsection 2.4C of the Credit Agreement as if such amount constituted a mandatory prepayment of Term Loans.

     SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company and ChipPAC represent and warrant to each of the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 7. Effectiveness. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") on which
(a) the Administrative Agent shall received (i) the Amendment Fee and (ii) counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Guarantors, the Required Lenders and the Administrative Agent and (b) the Convertible Subordinated Notes have been issued.

     SECTION 8. Amendment Fee. ChipPAC and the Company agree to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on June 8, 2001, an amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's Revolving Loan Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

     SECTION 9. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a

"Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 13. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                          CHIPPAC INTERNATIONAL COMPANY LIMITED,

                                             by_________________________________
                                               Name:
                                               Title:

                                          CHIPPAC, INC.,

                                             by_________________________________
                                               Name:
                                               Title:

                                          CHIPPAC KOREA COMPANY LTD.,

                                             by_________________________________
                                               Name:
                                               Title:

                                          CHIPPAC LIQUIDITY MANAGEMENT HUNGARY
                                          LIMITED LIABILITY COMPANY,

                                             by_________________________________
                                               Name:
                                               Title:

                                          CHIPPAC LUXEMBOURG S.A.R.L.,

                                             by_________________________________
                                               Name:
                                               Title:

                                          CHIPPAC (BARBADOS) LTD.,

                                             by_________________________________
                                               Name:
                                               Title:

                                          CHIPPAC LIMITED,
                                             by_________________________________
                                               Name:
                                               Title:

                                          CREDIT SUISSE FIRST BOSTON,
                                          individually, and as Administrative
                                          Agent and an Issuing Bank,

                                             by_________________________________
                                               Name:
                                               Title:

                                             by_________________________________
                                               Name:
                                               Title:

                                           SIGNATURE PAGE TO AMENDMENT NO. 2
                                           DATED AS OF JUNE 8, 2001, TO THE
                                           CHIPPAC CREDIT AGREEMENT DATED AS OF
                                           AUGUST 5, 1999, AS AMENDED AND
                                           RESTATED AS OF JUNE 30, 2000, AS
                                           AMENDED BY AMENDMENT NO. 1 DATED AS
                                           OF MARCH 13, 2001



                  NAME OF INSTITUTION:______________________


                                      by_____________________
                                        Name:
                                        Title: